SCHEDULE 14A
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Energizer Resources Inc.
(Name of Company As Specified In Charter)

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ENERGIZER RESOURCES INC.
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada  and
1224 Washington Avenue, Miami Beach, FL 33139 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
I am pleased to give you notice that the 2012 Annual and Special Meeting of Stockholders (the “Meeting”) of Energizer Resources Inc. (the “Company”) will be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario, M5X 1C1 on Tuesday December 18, 2012 at 10:30 a.m., local time for the following purposes:

1.
To elect eight directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.

2.
To approve an increase of the Company’s authorized capital stock to 450,000,000 from 350,000,000, of which 440,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.   The Board of Directors suggests that you vote “FOR” this proposal at the meeting.

3.
To approve an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 31,250,000 from 27,000,000.  The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting. The Board of Directors suggests that you vote “FOR” this proposal at the meeting.

4.
To approve an amendment to the Company’s Articles of Incorporation to comply with the Toronto Stock Exchange requirements prohibiting the Company from issuing, for consideration, promissory notes or promises to pay for services to be performed in the future.

5.
To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting.

6.	To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on Wednesday November 14, 2012 at 5pm local time as the record date for the annual and special meeting.  Only holders of record of the Company’s common stock at that time are entitled to notice of, and to vote at, the meeting.

Dated: November 2, 2012
/s/ J.A. Kirk McKinnon
J.A. Kirk McKinnon, Chairman and Chief Executive Officer

Whether or not you expect to be present at the meeting, you are urged to fill in, date, sign and return the enclosed proxy card.  If you wish to attend the annual and special meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope. REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED.  If you hold your shares in "street name" (that is, through a broker, bank or other nominee), please complete, date and sign the voting instruction card that has been provided to you by your broker, bank or other nominee and promptly return it in the enclosed envelope. If you hold your shares directly and plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. If you hold your shares in "street name" and plan to attend the meeting in person, please remember to bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

ENERGIZER RESOURCES INC.

1224 Washington Avenue, Miami Beach, FL 33139 USA and
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada
Tel:(416) 364-4911; Fax:(416) 364-2753

PROXY STATEMENT FOR 2012 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF ENERGIZER RESOURCES INC.
December 18, 2012

Introduction
This proxy statement is being furnished to the stockholders of Energizer Resources Inc. (the “Company”) by its Board of Directors (the “Board”) in connection with the 2012 Annual and Special Meeting of Stockholders (the “Meeting”) to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario M5X 1C1 on Tuesday December 18, 2012 at 10:30 a.m., local time, or at any adjournment or postponement thereof.

Our registered United States office is located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and our principal office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The Company is listed on the Toronto Stock Exchange (“TSX”) in Canada (ticker EGZ), the OTCQB in the United States of America (ticker: ENZR) and on the Frankfurt, Germany stock exchange (ticker: YE5).

Date, Time and Place
This proxy statement is being sent to you in connection with the solicitation of proxies by the Board to holders of its common stock for use at the Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on Tuesday December 18, 2012 at 10:30 a.m., local time, or at any adjournment or postponement thereof.  The proxy cut-off date for shares to be voted in advance of the meeting will be on Friday December 14, 2012 at 5pm, local time.

Record Date
Stockholders of record at the close of business on Wednesday November 14, 2012, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof.  On the record date, there were 157,447,178 outstanding shares of the Company’s common stock entitled to notice of and to vote at the annual and special meeting.  Holders of our common stock have one vote per share on each matter to be acted upon.  A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The presence in person or by proxy of holders of at least ten percent of the outstanding shares of common stock of the Company constitutes a quorum.  For purposes of determining the presence of a quorum for transacting business, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

Proposals to be Considered by Shareholders
At the Meeting, we will ask holders of our common stock to consider and vote upon the following items:

(1)           Election of Directors
The election of the Company’s directors, namely J.A. Kirk McKinnon, Richard Schler, Craig Scherba, John Sanderson, Quentin Yarie, Peter Harder, Johann de Bruin and Albert A. Thiess, Jr.  If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.   Up to nine directors are allowed to serve at any one time.

(2)           Approve the increase of the authorized capital stock of the Company
Approval of the proposal to increase the capital stock of the Company will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, voters who abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

(3)           Approve the Amended and Restated Stock Option Plan
To approve an amendment, by Disinterested Shareholder Approval, as defined in this document,  to the Company’s Amended and Restated Stock Option Plan (the “Plan”) to increase the authorized number of options for common shares of the Company authorized to be issued to 31,250,000 from 27,000,000.

(4)           Approve an amendment to the Company’s Articles of Incorporation
To approve an amendment to the Company’s Articles of Incorporation to comply with the Toronto Stock Exchange requirements prohibiting the Company from issuing, for consideration, promissory notes or promises to pay for services to be performed in the future.

(5)           Ratification of the appointment of an Independent Registered Public Accounting Firm
The ratification of the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

Votes Required By Shareholders
(1)           Election of Directors
The eight directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.  Therefore each director who has more “for” votes than “against” votes will be elected to the Board.  Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

(2)           Approve the increase of the authorized capital stock of the Company
Approval of an increase to the Company’s authorized capital stock to 450,000,000 from 350,000,000, of which 440,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board.  This proposal will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against.

(3)           Approve the Amended and Restated Stock Option Plan
Disinterested Shareholder Approval, as defined in this document, of an amendment to the Company’s Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 31,250,000 from 27,000,000 will require the affirmative vote of a majority of the votes cast. This proposal will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against.

(4)           Approve an amendment to the Company’s Articles of Incorporation
Approval of an amendment to the Company’s Articles of Incorporation to comply with the Toronto Stock Exchange requirements prohibiting the Company from issuing, for consideration, promissory notes or promises to pay for services to be performed in the future. This proposal will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against.

 (5)           Ratification of the appointment of an Independent Registered Public Accounting Firm
The proposal to ratify the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013, will require the affirmative vote of a majority of the votes cast.  For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

Voting of Proxies
Shares of our common stock will be voted in accordance with the instructions contained in the proxies.  If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner:
·               FOR the election of persons put forth in this proxy to serve on the Board of the Company;
·	FOR the approval to increase the authorized capital stock of the Company;
·	FOR the approval of the amendment to the Company’s Amended and Restated Stock Option Plan that increases the number of options for common shares of the Company authorized to be issued;
·
FOR the approval of the amendment to the Company’s Articles of Incorporation prohibiting the Company from issuing, for consideration, promissory notes or promises to pay for services to be performed in the future as required by the TSX;

·	FOR the ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013; and
·
regarding any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting.  We do not expect that any matter other than the matters described in this proxy statement to be brought before the Meeting.

Revocability of Proxies – How to Vote
The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person.  You may revoke a proxy at any time prior to your proxy being voted:  (1) by delivering to our Chairman and Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy; (2) by timely delivery of a valid, later dated proxy; or (3) by attending the Meeting and voting in person.
Attendance at the Meeting will not by itself constitute revocation of a proxy.  If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.  We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the “stockholder of record.”  The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been sent directly to you on the Company’s behalf at the address on file with Empire Stock Transfer Inc.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name.  The following documents have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record:  Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

SOLICITATION OF PROXIES
The Company will pay the cost of solicitation of proxies on behalf of the Board.  In addition to mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees. We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to stockholders.   Stockholders should not send stock certificates with their proxy cards.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words "anticipate," "estimate," "project," "intend," "expect," "plan," "believe," "should," "likely" and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.   These forward-looking statements, including statements relating to future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended June 30, 2012 filed with the SEC on September 24, 2012 and our filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption "Risk Factors" in such filings.

PROPOSAL 1 - ELECTION OF DIRECTORS
Nominees
The Company’s Board currently consists of eight directors.  Up to nine directors are allowed.  The following table sets forth the name, age and position of each executive officer and director the Company as at November 1, 2012. Directors of the Company hold their offices until the next annual meeting of the Company’s shareholders or until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death.  Executive officers of the Company are elected by the Board to serve until their successors are elected and qualified. There are no family relationships between any director or executive officer of the Company.

Name	Age	Position
J.A. Kirk McKinnon	69	Chief Executive Officer, Chairman and Director
Richard E. Schler	59	Executive Vice President and Director
Craig Scherba	40	President and Director
John Sanderson	77	Vice Chairman and Director
V. Peter Harder	60	Director
Quentin Yarie	47	Director
Johann de Bruin	42	Director
Albert A. Thiess, Jr.	65	Director

J.A. Kirk McKinnon (Brampton, Canada):  Mr. McKinnon has served as the Company’s Chairman and Chief Executive Officer since October 1, 2009 and a director since April 2006. Mr. McKinnon also served as the Company’s President and Chief Executive Officer from April 2006 to September 30, 2009. He brings over 25 years of senior management experience to the Company.  Mr. McKinnon is currently President and CEO of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX - Venture Exchange headquartered in Toronto, Canada. Previously, Mr. McKinnon held senior management positions with several high profile Canadian corporations, including Nestle Canada. Mr. McKinnon is well versed in business management and he has been very successful in raising funds in the capital markets.

Richard E. Schler, MBA (Toronto, Canada):  Mr. Schler has served as our Company’s Executive Vice President since September 2012 and as a director since April 2006.  Mr. Schler was Vice President, Chief Operating Officer and Chief Financial Officer from August 2011 to September, 2012 and the Chief Financial Officer from April 2006 to September 2009. He is also currently serving as Chief Operating Officer and Chief Financial Officer of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX - Venture Exchange headquartered in Toronto, Canada. Before joining these companies, Mr. Schler held various senior management positions with noted corporations. He has over 25 years of experience in the manufacturing sector. Mr. Schler is experienced in financial management and business operations and has been successful in raising funds in the capital markets.

Craig Scherba, P.Geol. (Oakville, Canada):  Mr. Scherba was appointed as our President and Chief Operating Officer during September 2012 and a director during January 2010.  Mr. Scherba served as Vice President, Exploration of the Company from January 2010 to September 2012.  Mr. Scherba also servers as Vice President, Exploration of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX - Venture Exchange headquartered in Toronto, Canada.  In addition, Mr. Scherba was professional geologist with Taiga Consultants Ltd. (“Taiga”), a mining exploration consulting company from March 2003 to December 2009.  He was a managing partner of Taiga between January 2006 and December 2009.  Mr. Scherba has been a professional geologist (P. Geol.) since 2000, and his expertise includes supervising large Canadian and international exploration.  Mr. Scherba was an integral member of the exploration team that developed Nevsun Resources’ high grade gold, copper and zinc Bisha project in Eritrea. While at Taiga, Mr. Scherba served as the Company's Country and Exploration Manager in Madagascar during its initial exploration stage.

John Sanderson Q.C. (Vancouver, Canada):  Mr. Sanderson has been Vice Chairman of the Board of the Company since October 1, 2009 and a director of our Company since January 2009. Mr. Sanderson was Chairman of the Board of the Company from January 2009 to September 2009. Mr. Sanderson is a mediator, arbitrator, consultant and lawyer called to the bar in the Canadian Provinces of Ontario and British Columbia. Mr. Sanderson’s qualifications to serve as a director include his many years of legal and mediation experience in various industries.  He has acted as mediator, facilitator and arbitrator in British Columbia, Alberta, Ontario and the Northwest Territories, in numerous commercial transactions, including insurance claims, corporate contractual disputes, construction matters and disputes, environmental disputes, inter-governmental disputes, employment matters, and in relation to aboriginal claims.  He is a member of mediation and arbitration panels with the British Columbia Arbitration and Mediation Institute, the British Columbia International Commercial Arbitration Centre & Mediate BC.

V. Peter Harder, LL.D, M.A., B.A. (Hons) (Manotick, Canada):  Mr. Harder has served as a director of the Company since July 2, 2009. He is a Senior Policy Advisor to Fraser Milner Casgrain, LLP (“FMC”), a Canadian national law firm.  Prior to joining FMC, Mr. Harder was a long-serving Deputy Minister in the Government of Canada. First appointed a Deputy Minister in 1991, he served as the most senior public servant in a number of federal departments including Treasury Board, Solicitor General, Citizenship and Immigration, Industry and Foreign Affairs and International Trade. At Foreign Affairs, Mr. Harder assumed the responsibilities of the Personal Representative of the Prime Minister to three G8 Summits (Sea Island, Gleneagles and St. Petersburg).  Mr. Harder is also a director of Power Financial Corporation (TSX: PWF), IGM Financial Corporation (TSX: IGM), Telesat Canada, Northland Power Inc. (TSX: NPI), Timberwest Forest Company and Magna International Inc. (TSX: MG, NYSE: MGA).  In 2008, Mr. Harder was elected the President of the Canada China Business Council (CCBC).

Quentin Yarie, P.Geol. (Toronto, Canada):  Mr. Yarie has served as a director of our Company since 2008. Mr. Yarie is an experienced geophysicist and a successful entrepreneur with over 20 years experience in mining and environmental/engineering.  Mr. Yarie has project management and business development experience as he has held positions of increasing responsibility with a number of Canadian-based geophysical service providers. Since January 2010, Mr. Yarie has been Senior Vice President Exploration for MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc all listed on the TSX-Venture Exchange headquartered in Toronto, Canada.  From October 2007 to December 2009, Mr. Yarie was a business development officer with Geotech Ltd, a geo-physical airborne survey company. From September 2004 to October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited. From 1992-2001, he was a partner of a specialized environmental and engineering consulting group where he managed a number of large projects including the ESA of the Sydney Tar Ponds, the closure of the Canadian Forces Bases in Germany and the Maritime and Northeast Pipeline project.

Johann de Bruin, Pr. Eng (Pretoria, South Africa):  Mr. de Bruin, Pr. Eng, was appointed a Director during February 2012.  Mr. de Bruin is a Director of DRA with a 15-year track record of bringing numerous greenfield mining projects throughout Africa to feasibility.  He currently leads the initiative of business development in Africa for DRA and has acted as the primary liaison between DRA and the Company over the past four years.  Mr. de Bruin brings considerable insight and skill into evolving the infrastructure components associated with new projects in developing countries.

Albert A. Thiess, Jr. (Bluffton, United States of America):  Mr. Thiess was appointed a Director during May 2012.  Mr. Thiess brings over 35 years of accounting, finance and management experience to the Company.  Mr. Thiess served as an audit partner in Coopers & Lybrand, LLP and with PricewaterhouseCoopers LLP following the merger of those firms in 1998.  He served clients in the automotive, banking, retail and manufacturing industries, as well as serving as the Managing Partner of the Detroit, Michigan and Los Angeles, California offices.  He also was elected to the Governing Council of Coopers & Lybrand.  Following the merger with PricewaterhouseCoopers, Mr. Thiess managed various global functions for the newly merged firm.

Recommendation of the Board of Directors
The Board recommends a vote FOR the election of each of the nominees.

Corporate Governance
The Company’s Board has established four committees: the Audit Committee, capital projects committee, disclosure committee and a special advisory committee.  The Company’s Board does not currently have any nominating, compensation, or committees not listed above.  The entire Board performs the functions performed by those other committees.  Due to the size of the Company, the Board has determined that it is not currently appropriate for such committees to be established.

Audit Committee
The following directors serve on the Audit Committee, all of whom are independent as per the independence standards of the NYSE Amex:  John Sanderson, Peter Harder and Quentin Yarie.  The Audit Committee assists our Board  in its oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including (i) the quality and integrity of the Company’s financial statements, (ii)  the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the Company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the Board.  Further, the audit committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:

•
be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	discuss the annual audited financial statements and the quarterly unaudited financial statements with management and the independent auditor prior to their filing with the SEC;
•
periodically review with management (a) issues regarding accounting principles and financial statement presentations, including significant changes in the Company’s selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

•	monitor the Company’s policies for compliance with federal, state, local and foreign laws and regulations and the Company’s policies on corporate conduct;
•	maintain open, continuing and direct communication between the Board, the committee and both the company’s independent auditors and its internal auditors; and
•
monitor our compliance with legal and regulatory requirements, with the authority to initiate any special investigations of conflicts of interest, and compliance with federal, state and local laws and regulations, including, but not limited to, the Foreign Corrupt Practices Act.

Orientation and Continuing Education
The Company does not provide a formal orientation and education program for new directors.  New directors are given an opportunity to familiarize themselves with the Company by visiting the Company's corporate offices, meeting with other directors, reviewing the rules and regulations of the stock exchanges where the Company’s shares are listed, and reviewing the Company's by-laws and related documents.   Moreover, new directors are invited to speak with the Company's solicitors and auditors to become familiar with their legal responsibilities.

Ethical Business Conduct
The role of the Board is to oversee the conduct of the Company's business, to set corporate policy and to supervise management, which is responsible to the Board for the day-to-day conduct of business.  However, given the size of the Company, material transactions are addressed at the Board level. The Board discharges five specific responsibilities as part of its stewardship responsibility.  These are:
•	Strategic Planning Process: given the Company's size, the strategic plan is elaborated directly by management, with input from and assistance of the Board;
•
Managing Risk: the Board directly oversees most aspects of the business of the Company and thus, does not require  elaborate systems or numerous committees to effectively monitor and manage the principal risks of all aspects of the business of the Company;

•
Appointing, Training, and Monitoring Senior Management: no elaborate system of selection, training and assessment of Management has been established, given the operations and size of the Company; however, the Board closely monitors Management's performance, which is measured against the overall strategic plan, through reports by and regular meetings with management;

•
Communication Policy: it is and has always been the unwritten policy of the Board to communicate effectively with its shareholders, other stakeholders, and the public generally through statutory filings and mailings, as well as news releases; the shareholders are also given an opportunity to make comments or suggestions at shareholder meetings; these comments and suggestions are then factored into the Board's decisions; and

•
Ensuring the integrity of the Company's Internal Control and Management Information System:  given the involvement of the Board in operations, the reports from and the meetings with management, the Board can effectively track and monitor the implementation of approved strategies.

Disclosure Policy and Disclosure Committee
During fiscal 2010, the Board adopted a Disclosure Policy and created a Disclosure Policy Committee. This committee consists of the Chairman and Chief Executive Officer, the President, the Executive Vice President, the Senior Vice President & Chief Financial Officer and the Senior Vice President of Corporate Development. The majority of the Committee must approve all disclosure made by the Company with such majority being made up of at least two directors.  The objective of the Disclosure Policy is to ensure that communications with the investing public are timely, factual and accurate, and broadly disseminated in accordance with all applicable legal and regulatory requirements.  The Disclosure Policy extends to all employees of the Company, its Board, those authorized to speak on its behalf and all other insiders.  It covers disclosures in documents filed with securities regulators, financial and non-financial disclosure, including management's discussion and analysis, written statements made in the Company's annual and interim reports, news releases, letters to shareholders, presentations by senior management, information on the Company's web site and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, media interviews, speeches and press conferences.

The Board of Directors Relationship with Management
The Chairman and Chief Executive Officer, the President and the Executive Vice President of the Company are members of the Board, as is usual in a company of this size.  The Board feels that this is not an impediment to the proper discharge of its responsibilities.  Interaction between management and the Board, inside and outside Board meetings, ensures that the Board is informed and the Board members' experience utilized by management.  The Board remains cognizant to corporate governance issues and seeks to set up structures to ensure the effective discharge of its responsibilities without creating additional costs.   The Board is committed to ensuring the Company’s long-term viability, and the well-being of its employees, consultants and of the communities in which it operates.  The Board has also adopted a policy of permitting individual directors under appropriate circumstances to engage legal, financial or other expert advisors at the Company’s expense.

Nomination of Directors
The Board performs the functions of a nominating committee who appoints and assesses of directors.  There are no specific criteria for Board membership.  The Company seeks to attract and maintain directors with business expertise, and in particular, knowledge of mineral exploration and development, geology, corporate law and finance.  Nominations tend to be the result of recruitment efforts by management and directors, which are then presented to the Board for consideration.

Compensation and Assessment
The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation.  Other than stock options granted to directors from time to time, directors currently do not receive any remuneration for their acting in such capacity.   The Board assesses, on an annual basis, the contribution of the Board as a whole and each individual director, in order to determine whether each is functioning effectively.  If prudent, changes are made.

Capital Projects Committee
During October 2010, a Capital Projects Committee was formed to advance the Company’s project in Madagascar.  Currently, Mr. Schler (Chairperson), Mr. Thiess, Mr. Scherba and Mr. Peter Liabotis are members of this committee.

Special Advisory Committee
The Company has established a special advisory committee to oversee its project in Madagascar.  The Special Advisory Committee consists of Mr. Peter Harder, Anthony G. Toldo, Robin Borley and Marc Hein LL.D.  The purpose of this committee is to assist the Company in securing financing and strategic partners for the development of the Madagascar properties, including liaison with governmental and regulatory bodies in Madagascar.

Code of Ethics
The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  The Financial Code of Business Conduct was filed as Exhibit 14.1 to our Annual Report on Form 10-QSB for June 30, 2004 as filed on May 19, 2004.

Meetings of the Board and Committees
The Board and the Audit Committee each met either in person or by telephone five times during the 2012 fiscal year.  Each director attended all the meetings of the Board, and each Audit Committee member attended all meetings of that committee.

Compensation of Executives
Summary Compensation

The table below sets forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our principal executive officer and four other most highly compensated executive officers who received compensation over $100,000 for the fiscal year ended June 30, 2012 (collectively, the “Named Executive Officers”):
	Annual Compensation			Long Term Compensation
				Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s)	Securities Underlying Options/ SARs (#)	LTIP Payouts	All Other Compensation ($) NOTE 1
J.A. Kirk McKinnon, CEO and Director	2012	248,207 (5)	--	--	--	--	--	739,062 (1)
	2011	261,810 (4)	--	--	--	--	--	--
	2010	134,178 (3)	--	80,750 (2)	--	--	--	512,469 (1)

Richard E. Schler, Executive Vice-President, Past CFO , and Director	2012	201,407 (5)	--	--	--	--	--	557,033 (1)
	2011	189,490 (4)	--	--	--	--	--	--
	2010	129,953 (3)	--	76,500 (2)	--	--	--	488,218 (1)

Craig Scherba, President, COO and Director	2012	105,214 (5)	--	--	--	--	--	260,035 (1)
	2011	71,048 (4)	--	--	--	--	--	--
	2010	--	--		--	--	--	83,325 (1)

Brent Nykoliation Sr. Vice President – Corporate Development	2012	162,085 (5)	--	--	--	--	--	275,345 (1)
	2011	99,488 (4)	--	--	--	--	--	--
	2010	42,231 (3)	--	$34,000 (2)	--	--	--	138,715 (1)

Peter D. Liabotis Sr. Vice President – Chief Financial Officer	2012	168,764 (5)	--	--	--	--	--	247,975 (1)
	2011	67,309 (4)	--	--	--	--	--	--
	2010	--	--		--	--	--	83,325 (1)
(1)
The values in the “All Other Compensation” above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options.  It is important to note that these granted options may or may not ever by exercised.  Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

(2)            Shares valued at $0.17 per share based on quoted market price issued to these individuals and/or to companies controlled by them.
(3)            Consulting fees paid and accrued for the fiscal year ended June 30, 2010.
(4)            Consulting fees paid and accrued for the fiscal year ended June 30, 2011.
(5)            Salary and/or consulting fees paid and accrued for the fiscal year ended June 30, 2012.

Employment Agreements
The Company does not have an employment agreement or consulting agreement with Messrs. McKinnon, Schler, Scherba, Liabotis or Nykoliation.  Each receive consulting fees and/or monthly salaries.  Mr. McKinnon receives approximately CAD$15,000 per month.  Messrs. Scherba, Schler, Liabotis and Nykoliation receive approximately CAD$12,000 per month, although the compensation varies from month to month depending on various factors.

Options and Stock Appreciation Rights Grants
Outstanding stock options granted to NEO’s and Directors as at June 30, 2012 are as follows:

Name	Option Awards
	No. of Securities Underlying Unexercised Options Exercisable (#)	No. of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
J.A. Kirk McKinnon, NEO	975,000 225,000 1,150,000 675,000 575,000 650,000 1,420,000	--	0.15 0.352 0.395 0.30 0.20 0.21 0.28	July 11, 2012 Sept 2, 2013 May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Richard E. Schler, NEO	875,000 200,000 1,100,000 600,000 225,000 200,000 1,340,000	--	0.15 0.352 0.395 0.30 0.20 0.21 0.28	July 11, 2012 Sept 2, 2013 May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Craig Scherba, NEO	250,000 350,000 200,000 200,000 400,000	--	0.395 0.30 0.20 0.21 0.28	May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Brent Nykoliation, NEO	75,000 400,000 450,000 200,000 200,000 350,000	--	0.352 0.395 0.30 0.20 0.21 0.28	Sept 2, 2013 May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Peter D. Liabotis, NEO	250,000 350,000 200,000 200,000 350,000	--	0.395 0.30 0.20 0.21 0.28	May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017

Long-Term Incentive Plan Awards Table
There are no Long-Term Incentive Plans in place at this time.

Aggregated Option Exercises and Fiscal Year-End Option Values
On March 9, 2006, the Company filed a Form S-8 registration statement in connection with its newly adopted Stock Option Plan (the “Plan”) allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 common shares. On December 18, 2006, February 16, 2007, July 11, 2007, September 29, 2009, May 3, 2011 and March 1, 2012, the Plan was amended to increase the stock option pool by a total of 25,000,000 additional common shares.  The following table summarizes the continuity of the Company’s stock options:

	Number of Shares	Weighted average exercise price ($)
Outstanding, June 30, 2010	13,620,000	0.30
Granted	1,100,000	0.25
Cancelled	(590,000)	0.57
Outstanding June 30, 2011	14,130,000	0.29
Granted	15,845,000	0.27
Exercised	(510,000)	0.15
Expired	(2,475,000)	0.15
Cancelled	(3,300,000)	0.31
Outstanding, June 30, 2012	23,690,000	0.29

Additional information regarding options outstanding as at June 30, 2012 is as follows:

Exercise price	Outstanding			Exercisable
	Number of shares	Weighted average remaining life (years)	Weighted average exercise price	Number of shares	Weighted average exercise price
$0.15	2,395,000	0.03	$0.15	2,395,000	$0.15
$0.35	750,000	1.18	$0.35	750,000	$0.35
$0.40	5,350,000	1.86	$0.40	5,350,000	$0.40
$0.30	4,525,000	4.01	$0.30	4,525,000	$0.30
$0.20	1,850,000	4.32	$0.20	1,850,000	$0.20
$0.21	2,365,000	4.42	$0.21	2,365,000	$0.21
$0.28	6,275,000	4.69	$0.28	6,275,000	$0.28
$0.23	180,000	4.90	$0.23	180,000	$0.23
Total/Average	23,690,000	3.31	$0.29	23,690,000	$0.29

The following are changes in the number of stock options outstanding subsequent to the Company’s June 30, 2012 year end, and as of the date of this Proxy Statement:
•	During early July, 2012, 700,000 stock options which were due to expire on July 11, 2012 were exercised. The remaining 1,695,000 stock options expired.
•	On July 13, 2012, 1,695,000 stock options were issued at an exercise price of US$0.29 for a term of four years.
As a result of these transactions, 22,990,000 stock options were outstanding as of the date of this Proxy Statement.

Compensation of Directors
Directors who provide services to the Company in other capacities has been previously reported under “Summary Compensation”.  The following table summarizes compensation paid to or earned by our directors who are not Named Executive Officers for their service as directors of our company during the fiscal year ended June 30, 2012.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Comp-ensation ($)	Total (1) ($)
John Sanderson, Director	--	--	74,898 (1)	--	--	--	74,898 (1)
Quentin Yarie, Director	--	--	187,535 (1)	--	--	--	187,535 (1)
Peter Harder, Director	--	--	101,485 (1)	--	--	--	101,485 (1)
Johann de Bruin, Director	--	--	48,240 (1)	--	--	--	48,240 (1)
Albert A. Thiess, Jr, Director	--	--	35,982 (1)	--	--	--	35,982 (1)
(1)
The values in the “Option Awards” and included within the “Total” columns above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options.  It is important to note that these granted options may or may not ever by exercised.  Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth certain information regarding beneficial ownership of our common shares as of November 1, 2012, by: (i) each person who is known by the Company to own beneficially more than 5% of our common shares; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.  The “Number of Common Shares Beneficially Owned” in calculated based on total shares held plus warrants held (plus stock options entitled to exercise).  The aggregate of these items, which totals 224,056,873, will be used as the denominator for the percentage calculation below.

Name and Address of Beneficial Owner	Number of Common Share s Beneficially Owned	Percentage of Outstanding Common Shares Beneficially Owned(1)
Consolidated Thompson Iron Mines Limited 1155 University Street, Suite 508 Montréal, Québec, Canada	13,333,334	6.37%
Dundee Corporation 1 Adelaide Street East, Suite 2800 Toronto, Ontario, Canada	11,896,450	5.69%
J.A. Kirk McKinnon, Chairman, CEO & Director 46 Ferndale Crescent Brampton, Ontario, Canada (2) (13)	10,457,000	4.67%
Richard E. Schler, Executive Vice President & Director 80 Greybeaver Trail Toronto, Ontario, Canada (3) (13)	9,100,000	4.06%
John Sanderson, Director 1721 – 27th Street West Vancouver, BC, Canada (4) (10) (13)	825,000	0.37%
Quentin Yarie, Director 196 McAllister Road North York, Ontario (5) (10) (13)	1,425,000	0.64%
Peter Harder, Director 5538 Pattapiece Crescent Manotick, Ontario, Canada (6) (10) (13)	1,000,000	0.44%
Craig Scherba, President & Director 1480 Willowdown Road, Oakville, Ontario, Canada (7) (13)	1,400,000	0.62%
Johann de Bruin, Director 1283 Dunwoodie Ave Pretoria, South Africa (8) (13)	200,000	0.09%
Albert A. Thiess, Jr., Director 8 Lawson’s Pond Court Bluffton, SC, USA (9) (13)	280,000	0.12%
Peter D. Liabotis, SVP and CFO 2261 Rockingham Drive, Oakville, Ontario, Canada (11) (13)	1,481,000	0.66%
Brent Nykoliation, SVP 161 Fallingbrook Road Toronto, Ontario, Canada (12) (13)	2,350,000	1.05%
All directors and executive officers as a group (10 persons) (12)	28,518,000	12.72%

Sources – www.sedi.ca, U.S. regulatory filings and the Company’s registered shareholder list.

(1) Denominator used for calculation is 224,056,873.  Based on total issued and outstanding common shares of 157,447,178 plus warrants outstanding of 43,619,695 plus common stock purchase common stock purchase options outstanding of 22,990,000 as of November 1, 2012.

 (2) Totals include items held by “Badger Resources Inc.”, a related company and certain family members.  Includes 1,000,000 warrants and 4,087,000 common shares.  The warrants are exercisable until April 26, 2013 at a price of $0.15 per share. Also includes 5,370,000 common stock purchase common stock purchase options exercisable between $0.15 to $0.40 per share with expiry dates between July 11, 2012 to March 7, 2017.

 (3) Totals include items held by “Sarmat Resources Inc.”, a related company, plus certain family members.  Includes 900,000 warrants and 3,860,000 common shares. The warrants are exercisable until April 26, 2013 at a price of $0.15 per share. Also includes 4,340,000 common stock purchase common stock purchase options exercisable between $0.15 to $0.40 per share with expiry dates between July 11, 2012 to March 7, 2017.

(4) Includes 250,000 common shares and 575,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.35 per share with expiry dates between September 2, 2013 to March 7, 2017.

 (5) Includes 325,000 common shares and 1,100,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.35 per share with expiry dates between September 2, 2013 to March 7, 2017.

(6) Includes 325,000 common shares and 675,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.40 per share with expiry dates between May 11, 2016 and March 7, 2017.

(7) Appointed President and Chief Operating Officer on September 19, 2012.  Includes 1,400,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.40 per share with expiry dates between May 11, 2016 to March 7, 2017.

(8) Includes 200,000 common stock purchase common stock purchase options exercisable at $0.28 per share with a expiry date of March 7, 2017.

 (9) Includes 100,000 common shares and 180,000 common stock purchase common stock purchase options exercisable at $0.23 per share with a expiry date of May 23, 2017.

 (10) Members of the Audit Committee.

(11) Appointed as Senior Vice President and Chief Financial Officer on September 19, 2012. Includes 131,000 common shares and 1,350,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.35 per share with expiry dates between May 11, 2016 to March 7, 2017.

(12) Includes 675,000 common shares and 1,675,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.35 per share with expiry dates between September 2, 2013 to March 7, 2017.

(13) Parties whose shareholdings are a part of the total of “All directors and executive officers as a group (10 persons)”.

Changes in Control
We are not aware of any arrangements that may result in a change in control of the Company.

Interest of Informed Persons in Material Transactions
Except as otherwise disclosed herein, no Director or Officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding Shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company within the fiscal year ended June 30, 2012.

Equity Compensation Plan Information
The following table sets forth information as of June 30, 2012 for (i) all compensation plans previously approved by the Company's security holders and (ii) all compensation plans not previously approved by the Company's security holders. Options reported below were issued under the Company's Plan. On April 21, 2009, the Company re-priced the 7,630,000 outstanding stock options by amending the exercise price ranging between $0.55 to $0.85 per share to $0.15 per share.

Plan Category	Number of securities to be issued upon exercise of outstanding options, and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	7,630,000	$0.15	5,080,000

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed.

Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2012, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

PROPOSAL 2
APPROVAL TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY
To approve an increase of the Company’s authorized capital stock to 450,000,000 from 350,000,000, of which 440,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board.

This increase is being requested in order to allow the Company the ability, if deemed appropriate, to issue common shares in connection with equity financings, property acquisitions, among other things in order to continue progress the Company forward.  The Company will continue to be subject to TSX rules prohibiting increasing the issued and outstanding shares by greater than 25% during any six month period without shareholder approval.

Recommendation of the Board of Directors
The Board recommends a vote FOR the change of the Company’s capital stock to 450,000,000 from 350,000,000.

PROPOSAL 3 - APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED STOCK OPTION PLAN
The following is a brief summary of the Amended and Restated Stock Option Plan (“Plan”). Shareholders are encouraged to review the entire Plan at the following address – http://www.energizerresources.com/investors/agm-data.html
•
The purpose of the Plan is to advance the interests of the Company, by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent.

•	Eligibility of the Plan includes key employees, consultants, independent contractors, Officers and Directors.
•	The Board currently administers the Plan.
•
There are 22,990,000 stock options outstanding, representing 14.6% of the non-diluted, currently issued and outstanding common shares of the Company.  If this resolution is passed, excluding stock options previously exercised and not allowed to be reissued, 17.3% of the non-diluted currently issued and outstanding common shares of the Company would be eligible for issue under the Plan.

•
Currently 27,000,000 stock options, including previously exercised stock options, are eligible for issue under the Plan. 31,250,000 are proposed to be eligible for issue under this resolution.  This represents 17.1% and 19.8% of the non-diluted currently issued and outstanding common shares of the Company.

•	Since the inception of the Plan, a total of 4,000,000 stock options have been exercised. This represents 2.5% of the non-diluted, currently issued and outstanding common shares of the Company.
•
The Board, by resolution, will designate an exercise price for stock options as the prior day closing price on a stock exchange to which the Company’s shares trade.  To date, the Company has solely used the prior day U.S. dollar closing price as quoted on the OTCQB: Bulletin Board. The exercise price of stock options in no event shall be less than the Fair Market Value, as defined by TSX policies, of the Company’s shares underlying such option, on the date such option is granted.

•
Notwithstanding the amendment provisions included in the Plan, the following may not be amended without approval of security holders:  (a) a reduction in the exercise price or purchase price benefiting an Insider of the issuer; (b) an extension of the term benefiting an insider of the issuer;  (c) any amendment to remove or to exceed the insider participation limit; (d) an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and (e) amendments to an amending provision within a security based compensation arrangement.

•
Subject to the policies of the TSX, the Board may amend the Plan or any option without the consent or approval of the stockholders of the Company.  This includes but is not limited to amendments: (a) of a housekeeping or administrative nature; (b) changes to vesting provisions; (c) changes to the termination provisions or terminating an option; (d) changes to terms and conditions of options not held by Insiders of the Company; (e) anti-dilution adjustments provided; and (f) amendments necessary to comply with applicable laws or regulatory requirements.

•	Stock options may be issued for a period of up to 10 years.
•	Stock options shall vest in accordance to the vesting schedule determined by the Board.
•	Stock options are non-transferrable.
•	Holders of stock options who cease to be associated with the Company without cause will retain their stock options, at the Board’s discretion, for up to one year.
•
The Board may grant stock appreciation rights in tandem with options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive in cash, with respect to each share as to which the right is exercised, payment in an amount equal to the excess of the share’s fair market value on the date the right is exercised over its fair market value on the date the right was granted.  To date no stock appreciation rights have been granted.

In order to confirm with TSX and US tax regulations, certain sections within the Plan have been modified since the Company’s listing on the TSX during June 2011 and since the last annual general meeting of the Company.  The Company is required to, and will continue to follow all policies and procedures of the TSX as they relate to stock option plans.

The following definitions are for purposes of this proposal:
“Disinterested Shareholder Approval” means approval of a majority of the votes cast by all Shareholders in person or by proxy at the Meeting, excluding votes attached to Shares beneficially owned by Insiders to whom options may be granted under the Plan and Associates of such persons;

“Insider” means (a) a director or senior officer of the Company, (b) a director or senior officer of a company that is an Insider or subsidiary of the Company, (c) an individual, corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity that beneficially owns or controls, directly or indirectly, securities that are not debt securities that carry a voting right either under all circumstances or under some circumstances that have occurred and are continuing, or (d) the Company itself if it holds any of its own securities.

Disinterested Shareholders are asked to approve by passing the following ordinary resolution:

“RESOLVED BY ORDINARY RESOLUTION: to approve an amendment to the Company’s Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 31,250,000 from 27,000,000”.

In accordance with the requirement of the TSX to obtain Disinterested Shareholder Approval, proxies representing Shares beneficially owned by Insiders to whom options may be granted under the Plan will be excluded from voting on this resolution.  The total number of shares which will be excluded from voting will be ˜ (to be determined on the record date) which represents ˜% (to be determined on the record date) of the non-diluted, issued and outstanding common shares of the Company.   With respect to all other proxies, unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of the resolution proposed above, the proxies named in the accompanying form of proxy intend to vote in favour of this resolution.

Recommendation of the Board of Directors
The Board recommends a vote FOR the approval of the Amended and Restated Stock Option Plan that increases the number of options for common shares eligible for issue to 31,250,000 from 27,000,000.

PROPOSAL 4 – AMENDMENT TO THE ARTICLES OF INCORPORATION TO COMPLY WITH TORONTO STOCK EXCHANGE
Shareholders are asked to approve the following ordinary resolution in order to comply with TSX policies:

“RESOLVED BY ORDINARY RESOLUTION: subject to the approval of the shareholders of the Corporation in accordance with the Minnesota Business Corporation Act, the articles of incorporation of the Corporation be amended (the “Amendment”) to add thereto the following paragraph 9 immediately following paragraph 8 thereof:
1.
“9.  Limitation on the Issuance of Shares.  Notwithstanding the Minnesota Business Corporation Act Section 302A.405, during such time as the common shares of the corporation are admitted for listing on the Toronto Stock Exchange, shares of the corporation shall not be issued for consideration consisting of promissory notes, promises to pay or services to be performed in the future.”;

2.	the proposed Amendment be submitted to the shareholders of the Corporation for approval at the next annual shareholder meeting;
3.
until such time as such Amendment has been approved by the shareholders of the Corporation, the  board of directors hereby determines that no shares of the Corporation shall be issued for consideration consisting of promissory notes, promises to pay or services to be performed in the future; and

4.
any one director or officer of the Corporation, is hereby authorized, for and in the name of and on behalf of the Corporation to take all such actions and to execute, deliver and all such agreements, notices, certificates, undertakings, instruments and documents, as may in the opinion of such director or officer be necessary or desirable to give effect to the foregoing.”

Recommendation of the Board of Directors
The Board recommends a vote FOR the approval of an amendment to the article of incorporation to comply with the Toronto Stock Exchange requirements.

PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM
At the Meeting of Stockholders, the stockholders will vote to ratify the appointment of MSCM LLP (“MSCM”), Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013.  MSCM served as auditor for the fiscal year ended June 30, 2012. We do not expect a representative of MSCM to be present at the Meeting.

The Board has selected MSCM as our independent registered public accounting firm for the fiscal year ending June 30, 2013.  Although the selection of the independent registered public accounting firm is not required under the Company’s Bylaws or otherwise to be ratified by our stockholders, the Board has directed that the appointment of MSCM be submitted to our stockholders for ratification due to the significance of their appointment.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm.  Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors
The Board of Directors recommends a vote FOR the ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

Principal Accounting Fees and Services  - Year ended June 30, 2012
Audit Fees:  Audit fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-K; and our quarterly reports on Form 10-Q during the fiscal year ending June 30, 2012 was $83,500 CAD.

Audit Related Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant for services reasonably related to the audit for the year ended June 30, 2012 were $16,500.

All Other Fees:  The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year ended June 30, 2012 was $Nil CAD.

Auditor Independence:  Our Board considers that the work done for us in the year ended June 30, 2012 by MSCM LLP Chartered Accountants is compatible with maintaining MSCM LLP, Chartered Accountants.

Auditor’s Time on Task: All of the work expended by MSCM LLP, Chartered Accountants on our June 30, 2012 audit was attributed to work performed by MSCM LLP, Chartered Accountant’s full-time, permanent employees.

Certain Relationships & Related Transactions
Except as noted under the section “Compensation of Executives”, none of the following parties, since July 1, 2011, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction with us that has or will materially affect us: any of our directors or officers;  any person proposed as a nominee for election as a director;  any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;  any of our promoters;  any relative or spouse of any of the foregoing persons who has the same house as such person.

Annual Report
All stockholders of record as of the record date are concurrently herewith being sent a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012.  Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2012 fiscal year, as filed with the Securities and Exchange Commission, by writing to:

Chief Financial Officer Energizer Resources Inc. 1224 Washington Avenue Miami Beach, FL, 33139, USA	Or to	Chief Financial Officer Energizer Resources Inc. 520 – 141 Adelaide Street West Toronto, Ontario, M5H 3L5, Canada

Stockholder Proposals & Nominations
Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual and special meeting of stockholders. To be eligible for inclusion in our 2013 proxy statement, your proposal must be received by us no later than August 1, 2013, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.  You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

Other Matters
As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Revocable Proxy
Energizer Resources Inc.
Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors of Energizer Resources Inc. (the "Company") for the 2012 Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on 18th day December, 2012 at 10:30am., local time.

The undersigned, a holder of common stock of the Company, hereby appoints J.A. Kirk McKinnon and/or Craig Scherba (the "Proxyholders"), and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the 2012 Annual and Special Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

Proposal 1	For All	Withhold All	For All Except

The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed.
•  J.A. Kirk McKinnon
•  Richard E. Schler
•  Craig Scherba
•  John Sanderson
•  V. Peter Harder
•  Quentin Yarie
•  Johann de Bruin
•  Albert A. Thiess, Jr.
	[_____]	[_____]	[_____]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of such nominee(s) in the space provided above.

Proposal 2	For	Against	Abstain

To approve an increase of the Company’s authorized capital stock to 450,000,000 from 350,000,000, of which 440,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.
	[_____]	[_____]	[_____]

Proposal 3	For	Against	Abstain

To approve an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 31,250,000 from 27,000,000.
	[_____]	[_____]	[_____]

Proposal 4	For	Against	Abstain
Approval of the amendment to the Company’s Articles of Incorporation to comply with Toronto Stock Exchange regulations.	[_____]	[_____]	[_____]

Proposal 5	For	Against	Abstain
To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.	[_____]	[_____]	[_____]

Check here if you plan to attend the 2012 Annual and Special Meeting of Stockholders                        [          ]

This Proxy, when properly signed, will be voted in the manner directed.  If no direction is given, this Proxy will be voted FOR Proposal 1, 2, 3, 4 and 5.  By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as with respect to any other matter that may properly be brought before the 2012 Annual and Special Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other than as described in this proxy statement will be brought before the 2012 Annual and Special Meeting of Stockholders.

Once completed please fax to our transfer agent, Empire Stock Transfer Inc. (fax: (702) 974 1444) or mail it to Empire Stock Transfer Inc.  1859 Whitney Mesa Dr., Henderson, NV, 89014, U.S.A.

Please sign exactly as your name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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 Signature of Stockholder                                                                                                                    _____________________________________________________________
                                                                                                                                                                  Name of Stockholder (print exactly as it appears hereon)

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 Signature of Joint Stockholder                                                                                                           _____________________________________________________________
                                                                                                                                                                  Name of Stockholder (print exactly as it appears hereon)

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 Certificate Number                                                                                                                                _____________________________________________________________
                                                                                                                                                                  Number of Shares Held

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Date

If your address has changed please write in the new address below:

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